UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21681
Guggenheim Enhanced Equity Income Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: December 31
Date of reporting period: January 1, 2017 through June 30, 2017

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Section 19(a) Notices

Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.
June 30, 2017

	Total Cumulative Distribution				% Breakdown of the Total Cumulative
	For the Fiscal Year				Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0000	$0.0000	$0.3076	$0.1724	$0.4800	0.00%	0.00%	64.08%	35.92%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, effective with the June 30, 2017 distribution, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.2400, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	June 30, 2017

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (“GPM” or the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2017.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.
On March 20, 2017, the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) with and into GPM were completed. See the Questions & Answers section below for more information on the mergers and related changes to the management of GPM. In addition, immediately prior to the closing of the mergers, GPM completed its redomestication from a Massachusetts business trust to a Delaware statutory trust.
For the six months ended June 30, 2017, the Fund provided a total return based on market price of 9.52% and a total return net of fees based on NAV of 8.81%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
On June 30, 2017, the Fund’s closing market price of $8.27 per share represented a discount of 3.84% to its NAV of $8.60 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.24 per share, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 11.61% based on the Fund’s closing market price of $8.27 as of June 30, 2017. Please see Note 1(E) on page 39 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 54 of this report.

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(Unaudited) continued	June 30, 2017

When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the six months ended June 30, 2017, we encourage you to read the Questions & Answers section of the report, which begins on page 7.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Enhanced Equity Income Fund
July 31, 2017

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	June 30, 2017

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Scott Hammond, Managing Director and Senior Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; Daniel Cheeseman, Director and Portfolio Manager; and Scott Barker, CFA, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2017.
Provide an update on the Guggenheim equity closed-end funds mergers.
On March 20, 2017, the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) with and into GPM were completed.
In the mergers, common shareholders of GGE and GEQ, respectively, received newly-issued GPM common shares in tax-free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of GGE and/or GEQ common shares, as applicable, as determined at the close of business on March 17, 2017. Fractional GPM shares were not issued in the mergers and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the mergers are as follows:

Fund	NAV/Share ($)	Conversion Ratio
Guggenheim Enhanced Equity Income Fund (GPM)	$8.66	N/A
Guggenheim Enhanced Equity Strategy Fund (GGE)	$18.48	2.13281431
Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ)	$18.08	2.08664173

In addition, immediately prior to the closing of the mergers, GPM completed its redomestication from a Massachusetts business trust to a Delaware statutory trust.
No changes to GPM’s investment objective or policies were made in connection with the mergers.
Prior to completion of the mergers, the three funds had similar (but not identical) investment policies. Each fund used an enhanced equity strategy, pursuant to which each fund sought equity exposure combined with an option writing strategy. GGE and GPM could seek to obtain exposure to equity markets through investments in ETFs or other investment funds that track equity indices, through investments in individual equity securities, and/or through derivative instruments and invested primarily in ETFs, with equity exposure primarily coming from ownership of investments in ETFs. GEQ sought equity exposure by investing in an equally-weighted portfolio of common stocks included in the Standard & Poor’s 500® (S&P 500) Index.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2017

Following the mergers, GPM seeks to obtain equity exposure through a combination of individual equity securities and ETFs and continue to utilize an option writing strategy, with equity exposure coming from a mixture of investments in an equally-weighted portfolio of common stocks included in the Standard & Poor’s 500® Index and a portfolio of ETFs, combining the best elements of the prior funds’ investment strategies while maintaining the same overall investment objectives.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap US equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Were there any changes in how the Fund is managed as a result of the mergers?
Prior to the mergers, the Fund sought to obtain exposure to equity markets by investing primarily in ETFs. The portfolio after the merger is different, with ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ Composite). The hedge ratio remains ~67%, with options primarily written on indexes tracked by the ETFs which the Fund invests in.
The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index. The exposure to the equal weight Index is expected to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index by an average of 1.8% annually since its introduction in 1990.
The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ Composite Indices

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2017

paired with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ Composite Indices. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to large cap US equity markets, which GPIM believes will allow the fund to dynamically capture the volatility risk premium in both rising and falling equity markets.
The portable alpha model was employed in GGE and GPM prior to the mergers.
Can you elaborate on how options are used in the strategy?
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.
GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (SEC).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
Please provide an overview of the economic and market environment during the six months ended June 30, 2017.
First-quarter real gross domestic product (GDP) growth came in weak relative to the third and fourth quarters of 2016, at only 1.4% quarter over quarter annualized, consistent with the historical pattern of soft first-quarter data. Tracking estimates point to a rebound in second-quarter growth. There have been

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2017

concerns about consumer health amid weakness in retail and autos, but we maintain that these are experiencing sector-specific problems. Household balance sheets and consumer spending appear solid overall.
The unemployment rate continues to decline to levels not seen since 2001, despite muted economic growth. As of June 2017, the unemployment rate stood at 4.3%, below what the U.S. Federal Reserve (Fed) forecasted as recently as March to be the cycle low, and we expect it will fall to 3.8% or lower next year. While a tightening labor market has not done much to lift wage growth or inflation in the current cycle, Fed Chair Janet Yellen and many of her colleagues still see a tighter labor market as a reason to continue to remove accommodation.
In June the Fed delivered its fourth rate hike since the financial crisis, raising the fed funds rate target range to 1.00–1.25%. It proceeded with the rate hike despite three consecutive months of soft inflation readings. The statement noted that the Fed continues to expect inflation on a 12-month basis to stabilize around the 2% objective over the medium term. This suggests the Fed views recent weakness as transient. As long as the unemployment rate continues to decline, we believe the Fed will feel compelled to continue hiking to stay ahead of potential inflationary pressures, given the lags associated with monetary policy effects.
Median FOMC projections suggest one additional rate increase in 2017, three in 2018, and three more in 2019. These are not conditioned on expectations for fiscal stimulus, though they do incorporate an expectation that the natural rate of interest will rise somewhat over time, but perhaps not as much as the Fed currently projects. We expect that the Fed will forego a rate hike in September in order to launch the tapering of portfolio reinvestments, but the Fed will pick it up again in December, contingent on steady economic data and supportive financial conditions. Weak oil prices over the second quarter of 2017 should once again boost headline inflation readings in 2018 due to base effects, which, when combined with steady economic growth and falling unemployment, could prompt the Fed to raise rates three or possibly four times in 2018.
On its own, the start of Fed balance sheet normalization should not lead to a notable increase in market volatility. The Fed has signaled its intentions well in advance, giving markets time to prepare, and pay-downs will ramp up only gradually over the course of a year.
How did the Fund perform for the 6 months ended June 30, 2017?
For the six months ended June 30, 2017, the Fund provided a total return based on market price of 9.52% and a total return net of fees based on NAV of 8.81%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
On June 30, 2017, the Fund’s closing market price of $8.27 per share represented a discount of 3.84% to its NAV of $8.60 per share. On December 31, 2016, the Fund’s closing market price of $8.00 per share represented a discount of 4.19% to its NAV of $8.35 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2017

In each quarter of the period, the Fund paid a distribution of $0.24 per share, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 11.61% based on the Fund’s closing market price of $8.27 as of June 30, 2017. The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the June 30, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital. Please see Note 1(E) on page 39 for more information on distributions for the period.
What effect did the mergers have on distributions?
Historically, GGE, GEQ and GPM have declared and paid quarterly distributions on different schedules. GPM is expected to continue to declare and pay its quarterly dividend each March, June, September and December, unless modified by the Fund’s Board of Trustees.
The mergers of GGE and GEQ into GPM were completed on March 20, 2017, after the ex-dividend and record dates of GPM’s first quarterly 2017 distribution (March 13 and March 15, respectively). Prior to the mergers, GEQ paid its first quarter distribution in January and GGE paid its first quarter distribution in February.
The overall effect of the mergers is that shareholders of GGE, GEQ and GPM, respectively, are expected to receive a total of four quarterly distributions in 2017, if they were shareholders of record throughout the year. Distributions are not guaranteed and are subject to change at the discretion of the Fund’s Board of Trustees.
Discuss market volatility over the period.
The bull market continued through the first half of 2017, as earnings growth combined with a measured Fed to propel the S&P 500 9.3% higher. Indicating an almost complete absence of fear, the Chicago Board Options Exchange Volatility Index (“VIX”), which reflects market anticipation of trading conditions in the coming month, declined from 12.6 to 11.2 over the period. It continued declining in the month after the period ended, hovering around its lowest level since its inception in 1993. The NASDAQ Composite returned 14.1%, and the small-cap Russell 2000 returned 5.0%. Sentiment changes toward U.S. economic growth may explain underperformance of U.S. small cap stocks versus large caps as well as reversals of recent strength in both the dollar and interest rates. While many investors have historically regarded a low VIX as a troubling sign of complacency, others have begun to treat it as just another bullish signal, reflecting greater efficiency as markets take shocks in stride.
Still, volatility across a range of markets is abnormally low, and asset valuations appear stretched. Markets shrugged off worrisome developments during the second quarter, including declining oil prices, a lack of progress on fiscal legislation in Washington, D.C., and rising geopolitical risks. A near-term pullback in risk assets is possible in the third or fourth quarters, with low volatility and tight spreads making credit markets particularly vulnerable during what is already a seasonally weak period for risk

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2017

assets. Moves toward a less accommodative stance by the European Central Bank, the Bank of Japan, and/or the Bank of England may be a catalyst for instability.
What most influenced the Fund’s performance?
The models used in the strategy attempt to collect the implied-realized premium inherent in index options. It tends to outperform when market implied volatility exceeds future realized volatility. Even though the VIX has been trading near record lows, realized volatility has been even lower, as the S&P 500 has chugged steadily upward since the beginning of 2017 with only a handful of trading sessions where there has been a 1% or greater swing. Sustained periods of volatility are beneficial to the strategy, while a rapidly changing market rise is a headwind.
For the period, the return on the underlying portfolio holdings was a contributor to performance. The Fund benefited from the allocation to ETFs that track the S&P 500, its largest, and a solidly-performing index for the period, although indices for many risk assets (including NASDAQ stocks and international equity indices) outperformed the S&P 500 for the period. For the period as a whole, the Fund’s derivative use contributed to the Fund’s return.
The implied-realized volatility spread was squeezed over the period, yet the Fund was able to keep pace with the S&P 500, as the VIX was stable to lower over the period, with few unexpected market shocks. Even though the Fund finished about even with the S&P 500, with similar risk, it had an annualized distribution rate of 11%, compared with a S&P 500 dividend yield of about 2%.
Futures on the VIX suggest the risk environment could change, as the longer end of the volatility curve shows some traders are ratcheting up their bets that the VIX will rise in the next few months. There is certainly no shortage of possible market scenarios which could push volatility sharply higher, such as further interest rate increases, unwinding the Fed’s balance sheet, the debt ceiling deadline, new legislative and regulatory policies, and ongoing investigations into possible Russia meddling in the recent U.S. election. A persistently low volatility market fostered by continued central bank accommodation would be expected to be positive contributing, as would a shift to a sustainable, higher volatility market, so long as the transition between low and high volatility is gradual.
Can you discuss the impact of leverage in the Fund?
The Fund’s total return was above that of the cost of leverage. Therefore, on a simple comparison, the use of leverage contributed to shareholder returns. Leverage at the end of the period was about 31% of the Fund’s total managed assets. Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive.
Our global macroeconomic outlook remains positive, as the U.S. expansion continues. China has stabilized, Europe is recovering, corporate earnings in the United States are rising, confidence measures are strong, and a U.S. recession appears unlikely before 2019.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2017

Stock and bond markets have rarely been more expensive and more stable. High-yield bonds and mortgage-backed securities are both trading near their narrowest-ever spreads relative to Treasuries, and they have been hovering around these levels for months. U.S. stock market indices are continuing to make new highs while the VIX hovers near its lifetime low. The amount of complacency built into the markets argues for caution.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 6 on page 44 for more information on the Fund’s credit facility agreement.
Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
The CBOE Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2017

value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

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FUND SUMMARY (Unaudited)	June 30, 2017

Fund Statistics
Share Price	$8.27
Net Asset Value	$8.60
Discount to NAV	-3.84%
Net Assets ($000)	$412,952

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JUNE 30, 2017[1]
	Six Month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	8.81%	17.42%	8.14%	9.49%	2.49%
Market	9.52%	24.04%	7.47%	9.79%	3.50%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
1Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	21.3%
Financial	19.3%
Consumer, Cyclical	14.3%
Industrial	13.0%
Technology	8.7%
Energy	6.6%
Other	15.1%
Exchange-Traded Funds	45.2%
Money Market Fund	3.1%
Options Written	-0.6%
Total Investments	146.0%
Other Assets & Liabilities, net	-46.0%
Net Assets	100.0%

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	June 30, 2017

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2016, 50.90% of the distributions were characterized as return of capital. As of June 30, 2017, 35.92% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2017 will be reported to shareholders in 2018.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3%
Consumer, Non-cyclical – 21.3%
H&R Block, Inc.[1]	31,029	$959,107
Whole Foods Market, Inc.[1]	22,744	957,749
Alexion Pharmaceuticals, Inc.*,1	7,711	938,197
Envision Healthcare Corp.*,1	14,473	907,022
Mallinckrodt plc*,1	20,170	903,817
Celgene Corp.*,1	6,876	892,986
Laboratory Corp. of America Holdings*,1	5,779	890,775
Gilead Sciences, Inc.[1]	12,560	888,997
Universal Health Services, Inc. — Class B1	7,164	874,581
Constellation Brands, Inc. — Class A1	4,490	869,849
Incyte Corp.*,1	6,827	859,588
Perrigo Company plc[1]	11,363	858,133
Verisk Analytics, Inc. — Class A*,1	10,149	856,272
Avery Dennison Corp.[1]	9,664	854,008
Vertex Pharmaceuticals, Inc.*,1	6,625	853,764
Amgen, Inc.[1]	4,953	853,055
Humana, Inc.[1]	3,538	851,314
Allergan plc[1]	3,497	850,086
Biogen, Inc.*,1	3,127	848,543
HCA Healthcare, Inc.*,1	9,724	847,933
Moody's Corp.[1]	6,956	846,406
AbbVie, Inc.[1]	11,664	845,757
Gartner, Inc.*	6,845	845,426
Express Scripts Holding Co.*,1	13,233	844,795
Bristol-Myers Squibb Co.[1]	15,119	842,431
Cardinal Health, Inc.[1]	10,806	842,004
Regeneron Pharmaceuticals, Inc.*,1	1,708	838,867
Tyson Foods, Inc. — Class A1	13,377	837,802
Centene Corp.*,1	10,486	837,622
Abbott Laboratories[1]	17,185	835,362
Baxter International, Inc.[1]	13,795	835,148
Zimmer Biomet Holdings, Inc.[1]	6,500	834,599
AmerisourceBergen Corp. — Class A1	8,823	834,038
Nielsen Holdings plc[1]	21,573	834,012
Medtronic plc[1]	9,394	833,718
Quest Diagnostics, Inc.[1]	7,496	833,255
Pfizer, Inc.[1]	24,799	832,998
Dentsply Sirona, Inc.[1]	12,830	831,897
Automatic Data Processing, Inc.[1]	8,118	831,770
United Rentals, Inc.*,1	7,373	831,011
UnitedHealth Group, Inc.[1]	4,478	830,311

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Consumer, Non-cyclical – 21.3% (continued)
Intuitive Surgical, Inc.*,1	887	$829,673
Cintas Corp.[1]	6,570	828,083
Edwards Lifesciences Corp.*,1	6,998	827,444
Patterson Companies, Inc.[1]	17,616	827,071
Becton Dickinson and Co.[1]	4,232	825,706
Hologic, Inc.*,1	18,192	825,553
Eli Lilly & Co.[1]	10,028	825,304
Robert Half International, Inc.[1]	17,199	824,348
Equifax, Inc.[1]	5,996	823,970
Global Payments, Inc.[1]	9,120	823,718
Aetna, Inc.[1]	5,425	823,678
Varian Medical Systems, Inc.*,1	7,946	819,948
Cooper Cos., Inc.[1]	3,423	819,535
Align Technology, Inc.*	5,459	819,505
McKesson Corp.[1]	4,973	818,257
Quanta Services, Inc.*,1	24,844	817,864
Anthem, Inc.[1]	4,347	817,801
CR Bard, Inc.[1]	2,586	817,460
Johnson & Johnson[1]	6,178	817,288
PayPal Holdings, Inc.*,1	15,218	816,750
DaVita, Inc.*,1	12,605	816,300
Cigna Corp.[1]	4,874	815,859
Kimberly-Clark Corp.[1]	6,311	814,813
Western Union Co.[1]	42,749	814,368
Coty, Inc. — Class A1	43,365	813,528
Danaher Corp.[1]	9,618	811,663
Thermo Fisher Scientific, Inc.[1]	4,646	810,588
Dr Pepper Snapple Group, Inc.[1]	8,891	810,059
Illumina, Inc.*,1	4,668	809,991
Zoetis, Inc.[1]	12,983	809,880
Boston Scientific Corp.*,1	29,211	809,729
Estee Lauder Cos., Inc. — Class A1	8,434	809,495
PepsiCo, Inc.[1]	7,009	809,469
Reynolds American, Inc.[1]	12,443	809,294
Merck & Co., Inc.[1]	12,621	808,880
S&P Global, Inc.[1]	5,535	808,055
Monster Beverage Corp.*,1	16,237	806,654
Ecolab, Inc.[1]	6,073	806,191
Coca-Cola Co.[1]	17,931	804,205
Brown-Forman Corp. — Class B1	16,531	803,407
Procter & Gamble Co.[1]	9,218	803,349
Molson Coors Brewing Co. — Class B1	9,298	802,789

See notes to financial statements.

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Consumer, Non-cyclical – 21.3% (continued)
Altria Group, Inc.[1]	10,769	$801,967
Henry Schein, Inc.*,1	4,375	800,713
Archer-Daniels-Midland Co.[1]	19,340	800,289
Hormel Foods Corp.[1]	23,372	797,219
IDEXX Laboratories, Inc.*,1	4,938	797,092
Total System Services, Inc.[1]	13,665	795,986
Church & Dwight Company, Inc.[1]	15,333	795,476
Colgate-Palmolive Co.[1]	10,725	795,044
Stryker Corp.[1]	5,728	794,932
Philip Morris International, Inc.[1]	6,765	794,549
Clorox Co.[1]	5,926	789,580
General Mills, Inc.[1]	14,235	788,619
Mylan N.V.*,1	20,271	786,920
Kellogg Co.[1]	11,184	776,841
IHS Markit Ltd.*	17,544	772,638
Mondelez International, Inc. — Class A1	17,814	769,387
Kraft Heinz Co.[1]	8,947	766,221
Hershey Co.[1]	7,127	765,226
McCormick & Co., Inc.[1]	7,784	759,018
JM Smucker Co.[1]	6,391	756,247
Conagra Brands, Inc.[1]	20,966	749,744
Campbell Soup Co.[1]	14,373	749,552
Sysco Corp.[1]	14,725	741,109
Kroger Co.[1]	26,402	615,695
Total Consumer, Non-cyclical		88,012,591
Financial – 19.3%
Navient Corp.[1]	53,254	886,678
Alliance Data Systems Corp.[1]	3,367	864,275
Hartford Financial Services Group, Inc.[1]	16,407	862,517
Northern Trust Corp.[1]	8,857	860,989
JPMorgan Chase & Co.[1]	9,345	854,133
American Express Co.[1]	10,119	852,425
Extra Space Storage, Inc.[1]	10,905	850,591
CBRE Group, Inc. — Class A*,1	23,258	846,591
Charles Schwab Corp.[1]	19,681	845,496
MetLife, Inc.[1]	15,380	844,978
Simon Property Group, Inc.[1]	5,223	844,873
Ventas, Inc.[1]	12,153	844,390
Synchrony Financial[1]	28,316	844,383
Citigroup, Inc.[1]	12,609	843,290
Zions Bancorporation[1]	19,193	842,765

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Financial – 19.3% (continued)
Fifth Third Bancorp[1]	32,428	$841,831
Bank of New York Mellon Corp.[1]	16,450	839,279
Capital One Financial Corp.[1]	10,149	838,510
Iron Mountain, Inc.[1]	24,397	838,281
Intercontinental Exchange, Inc.[1]	12,704	837,448
Wells Fargo & Co.[1]	15,105	836,968
E*TRADE Financial Corp.*,1	21,999	836,622
BB&T Corp.[1]	18,423	836,588
XL Group Ltd.[1]	19,090	836,143
State Street Corp.[1]	9,303	834,758
Discover Financial Services[1]	13,417	834,403
Prologis, Inc.[1]	14,224	834,095
Franklin Resources, Inc.[1]	18,605	833,318
Invesco Ltd.[1]	23,679	833,264
HCP, Inc.[1]	26,063	832,973
Bank of America Corp.[1]	34,333	832,919
Raymond James Financial, Inc.	10,380	832,684
Affiliated Managers Group, Inc.[1]	5,001	829,466
Assurant, Inc.[1]	7,992	828,690
Welltower, Inc.[1]	11,064	828,140
CBOE Holdings, Inc.[1]	9,055	827,627
Huntington Bancshares, Inc.[1]	61,148	826,721
Regions Financial Corp.[1]	56,434	826,194
American Tower Corp. REIT — Class A1	6,238	825,412
Alexandria Real Estate Equities, Inc.[1]	6,850	825,220
Progressive Corp.[1]	18,690	824,042
PNC Financial Services Group, Inc.[1]	6,598	823,892
Federal Realty Investment Trust[1]	6,518	823,810
Nasdaq, Inc.[1]	11,520	823,565
T. Rowe Price Group, Inc.[1]	11,091	823,063
Allstate Corp.[1]	9,301	822,580
Travelers Cos., Inc.[1]	6,489	821,053
GGP, Inc.[1]	34,848	821,019
Cincinnati Financial Corp.[1]	11,321	820,206
BlackRock, Inc. — Class A1	1,941	819,898
Weyerhaeuser Co. REIT[1]	24,455	819,243
Comerica, Inc.[1]	11,183	819,043
CME Group, Inc. — Class A1	6,533	818,193
KeyCorp[1]	43,644	817,889
Ameriprise Financial, Inc.[1]	6,424	817,711
Public Storage[1]	3,915	816,395

See notes to financial statements.

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Financial – 19.3% (continued)
Regency Centers Corp.[1]	13,029	$816,137
Prudential Financial, Inc.[1]	7,542	815,592
Unum Group[1]	17,480	815,092
SunTrust Banks, Inc.[1]	14,370	815,066
Vornado Realty Trust[1]	8,678	814,864
Aon plc[1]	6,127	814,585
People's United Financial, Inc.[1]	45,991	812,201
Willis Towers Watson plc[1]	5,579	811,521
Realty Income Corp.[1]	14,693	810,760
Goldman Sachs Group, Inc.[1]	3,653	810,601
Digital Realty Trust, Inc.[1]	7,171	809,964
Torchmark Corp.[1]	10,587	809,906
Marsh & McLennan Companies, Inc.[1]	10,388	809,848
SL Green Realty Corp.[1]	7,653	809,687
Everest Re Group Ltd.	3,180	809,596
Berkshire Hathaway, Inc. — Class B*,1	4,780	809,589
Aflac, Inc.[1]	10,419	809,348
Macerich Co.[1]	13,927	808,602
Host Hotels & Resorts, Inc.[1]	44,214	807,790
Morgan Stanley[1]	18,095	806,313
Chubb Ltd.[1]	5,545	806,132
Visa, Inc. — Class A1	8,594	805,945
M&T Bank Corp.[1]	4,974	805,539
Lincoln National Corp.[1]	11,907	804,675
Kimco Realty Corp.[1]	43,809	803,895
Arthur J Gallagher & Co.[1]	14,040	803,790
Principal Financial Group, Inc.[1]	12,519	802,092
Mastercard, Inc. — Class A1	6,604	802,056
Loews Corp.[1]	17,119	801,340
AvalonBay Communities, Inc.[1]	4,167	800,772
Mid-America Apartment Communities, Inc.[1]	7,581	798,886
Boston Properties, Inc.[1]	6,489	798,277
Citizens Financial Group, Inc.	22,362	797,876
U.S. Bancorp[1]	15,365	797,751
Crown Castle International Corp.[1]	7,962	797,633
Equinix, Inc. REIT[1]	1,850	793,946
American International Group, Inc.[1]	12,662	791,628
Equity Residential[1]	12,016	791,013
UDR, Inc.[1]	20,205	787,389
Apartment Investment & Management Co. REIT — Class A1	18,319	787,167
Essex Property Trust, Inc.[1]	3,052	785,188
Total Financial		79,737,582

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Consumer, Cyclical – 14.3%
NIKE, Inc. — Class B1	15,201	$896,858
Staples, Inc.[1]	87,855	884,699
PVH Corp.[1]	7,696	881,191
Signet Jewelers Ltd.[1]	13,660	863,857
CarMax, Inc.*,1	13,633	859,697
Ralph Lauren Corp. — Class A1	11,584	854,898
Hanesbrands, Inc.[1]	36,822	852,798
PulteGroup, Inc.[1]	34,670	850,455
Southwest Airlines Co.[1]	13,667	849,268
VF Corp.[1]	14,687	845,971
AutoNation, Inc.*,1	19,991	842,821
Carnival Corp.[1]	12,830	841,263
Wynn Resorts Ltd.[1]	6,271	841,066
Hasbro, Inc.[1]	7,531	839,782
PACCAR, Inc.[1]	12,696	838,444
LKQ Corp.*,1	25,419	837,556
L Brands, Inc.[1]	15,538	837,343
DR Horton, Inc.[1]	24,172	835,626
Lennar Corp. — Class A1	15,628	833,285
WW Grainger, Inc.[1]	4,609	832,063
Macy's, Inc.[1]	35,799	831,969
Delphi Automotive plc[1]	9,483	831,185
Kohl's Corp.[1]	21,459	829,820
General Motors Co.[1]	23,665	826,618
Michael Kors Holdings Ltd.*,1	22,763	825,159
Wyndham Worldwide Corp.[1]	8,217	825,069
Nordstrom, Inc.[1]	17,232	824,207
Harley-Davidson, Inc.[1]	15,252	823,913
Delta Air Lines, Inc.[1]	15,330	823,834
Coach, Inc.[1]	17,394	823,432
Genuine Parts Co.[1]	8,871	822,874
McDonald's Corp.[1]	5,365	821,703
CVS Health Corp.[1]	10,195	820,290
Yum! Brands, Inc.[1]	11,117	819,990
Newell Brands, Inc.[1]	15,264	818,456
Leggett & Platt, Inc.[1]	15,577	818,260
Mohawk Industries, Inc.*,1	3,384	817,879
Ford Motor Co.[1]	73,014	817,027
Whirlpool Corp.[1]	4,255	815,343
Home Depot, Inc.[1]	5,313	815,014
American Airlines Group, Inc.[1]	16,166	813,473

See notes to financial statements.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Consumer, Cyclical – 14.3% (continued)
Fastenal Co.[1]	18,673	$812,836
Alaska Air Group, Inc.[1]	9,036	811,071
Royal Caribbean Cruises Ltd.[1]	7,400	808,302
Tiffany & Co.[1]	8,582	805,592
Best Buy Co., Inc.[1]	13,980	801,473
Goodyear Tire & Rubber Co.[1]	22,924	801,423
BorgWarner, Inc.[1]	18,916	801,282
Lowe's Cos., Inc.[1]	10,333	801,117
Darden Restaurants, Inc.[1]	8,821	797,771
TJX Cos., Inc.[1]	11,029	795,963
Marriott International, Inc. — Class A1	7,934	795,860
Walgreens Boots Alliance, Inc.[1]	10,034	785,763
Mattel, Inc.[1]	36,491	785,651
Gap, Inc.[1]	35,596	782,756
Dollar General Corp.[1]	10,804	778,860
Hilton Worldwide Holdings, Inc.	12,550	776,218
United Continental Holdings, Inc.*,1	10,309	775,752
Wal-Mart Stores, Inc.[1]	10,232	774,358
Tractor Supply Co.[1]	14,252	772,601
AutoZone, Inc.*,1	1,340	764,416
O'Reilly Automotive, Inc.*,1	3,490	763,403
Starbucks Corp.[1]	13,067	761,937
Ulta Beauty, Inc.*,1	2,640	758,578
Ross Stores, Inc.[1]	13,116	757,187
Dollar Tree, Inc.*,1	10,781	753,808
Target Corp.[1]	14,282	746,806
Advance Auto Parts, Inc.[1]	6,331	738,131
Chipotle Mexican Grill, Inc. — Class A*,1	1,763	733,584
Foot Locker, Inc.[1]	14,835	731,069
Costco Wholesale Corp.[1]	4,505	720,485
Bed Bath & Beyond, Inc.[1]	22,802	693,181
Under Armour, Inc. — Class A*,1	19,277	419,468
Under Armour, Inc. — Class C*,1	19,341	389,915
Total Consumer, Cyclical		59,081,073
Industrial – 13.0%
Acuity Brands, Inc.[1]	4,586	932,243
PerkinElmer, Inc.[1]	12,716	866,467
FedEx Corp.[1]	3,937	855,627
Kansas City Southern[1]	8,160	853,944
Allegion plc[1]	10,522	853,545
Ball Corp.[1]	20,175	851,587

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Industrial – 13.0% (continued)
Boeing Co.[1]	4,276	$845,579
Corning, Inc.[1]	28,071	843,534
Ingersoll-Rand plc[1]	9,223	842,889
United Parcel Service, Inc. — Class B1	7,593	839,710
J.B. Hunt Transport Services, Inc.[1]	9,187	839,508
Johnson Controls International plc[1]	19,317	837,585
Expeditors International of Washington, Inc.[1]	14,827	837,429
Fortune Brands Home & Security, Inc.[1]	12,836	837,421
CSX Corp.[1]	15,319	835,805
Eaton Corp. plc[1]	10,730	835,116
Xylem, Inc.[1]	15,057	834,609
Masco Corp.[1]	21,834	834,277
Norfolk Southern Corp.[1]	6,834	831,698
Cummins, Inc.[1]	5,104	827,970
Parker-Hannifin Corp.[1]	5,175	827,069
Caterpillar, Inc.[1]	7,672	824,433
Sealed Air Corp.[1]	18,411	824,076
United Technologies Corp.[1]	6,736	822,533
CH Robinson Worldwide, Inc.[1]	11,975	822,443
Roper Technologies, Inc.[1]	3,551	822,163
Waste Management, Inc.[1]	11,186	820,494
3M Co.[1]	3,927	817,562
Stanley Black & Decker, Inc.[1]	5,805	816,938
L3 Technologies, Inc.[1]	4,887	816,520
Pentair plc[1]	12,265	816,113
Fortive Corp.[1]	12,881	816,011
Raytheon Co.[1]	5,049	815,313
Snap-on, Inc.[1]	5,159	815,122
Lockheed Martin Corp.[1]	2,934	814,508
Agilent Technologies, Inc.[1]	13,725	814,030
Rockwell Collins, Inc.[1]	7,740	813,319
Harris Corp.[1]	7,451	812,755
Northrop Grumman Corp.[1]	3,166	812,744
Rockwell Automation, Inc.[1]	5,012	811,744
Republic Services, Inc. — Class A1	12,710	810,008
Honeywell International, Inc.[1]	6,074	809,603
TransDigm Group, Inc.[1]	3,011	809,568
Textron, Inc.[1]	17,185	809,414
Waters Corp.*,1	4,393	807,609
General Dynamics Corp.[1]	4,074	807,059
Union Pacific Corp.[1]	7,405	806,479

See notes to financial statements.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Industrial – 13.0% (continued)
Mettler-Toledo International, Inc.*,1	1,368	$805,123
Jacobs Engineering Group, Inc.[1]	14,789	804,373
Illinois Tool Works, Inc.[1]	5,612	803,919
WestRock Co.[1]	14,183	803,609
TE Connectivity Ltd.[1]	10,210	803,323
Fluor Corp.[1]	17,533	802,661
Garmin Ltd.[1]	15,661	799,181
Emerson Electric Co.[1]	13,386	798,073
Flowserve Corp.[1]	17,181	797,714
Deere & Co.[1]	6,452	797,403
Amphenol Corp. — Class A1	10,727	791,867
Vulcan Materials Co.[1]	6,235	789,850
AMETEK, Inc.[1]	13,027	789,045
General Electric Co.[1]	29,086	785,613
Dover Corp.[1]	9,789	785,274
Stericycle, Inc.*,1	10,285	784,951
Martin Marietta Materials, Inc.[1]	3,461	770,349
FLIR Systems, Inc.[1]	22,053	764,357
Arconic, Inc.[1]	29,702	672,750
Total Industrial		53,901,608
Technology – 8.7%
Oracle Corp.[1]	18,047	904,876
CA, Inc.[1]	25,628	883,397
Red Hat, Inc.*,1	9,146	875,730
Xerox Corp.[1]	29,275	841,056
Akamai Technologies, Inc.*,1	16,885	841,042
Western Digital Corp.[1]	9,448	837,093
Adobe Systems, Inc.*,1	5,887	832,657
DXC Technology Co.[1]	10,821	830,187
Advanced Micro Devices, Inc.*	66,176	825,877
Citrix Systems, Inc.*,1	10,376	825,722
NetApp, Inc.[1]	20,563	823,548
CSRA, Inc.[1]	25,840	820,420
Fidelity National Information Services, Inc.[1]	9,604	820,182
Cerner Corp.*,1	12,261	814,989
Cognizant Technology Solutions Corp. — Class A1	12,255	813,732
International Business Machines Corp.[1]	5,273	811,146
Fiserv, Inc.*,1	6,614	809,157
Salesforce.com, Inc.*,1	9,312	806,419
Activision Blizzard, Inc.[1]	14,004	806,210
Analog Devices, Inc.[1]	10,339	804,374

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Technology – 8.7% (continued)
Xilinx, Inc.[1]	12,426	$799,240
Accenture plc — Class A1	6,459	798,849
HP, Inc.[1]	45,655	798,049
Microsoft Corp.[1]	11,556	796,555
ANSYS, Inc.*	6,526	794,084
Hewlett Packard Enterprise Co.[1]	47,832	793,533
Micron Technology, Inc.*,1	26,557	792,992
Synopsys, Inc.*,1	10,845	790,926
Paychex, Inc.[1]	13,877	790,156
QUALCOMM, Inc.[1]	14,244	786,554
Apple, Inc.[1]	5,455	785,629
NVIDIA Corp.[1]	5,432	785,250
Broadcom Ltd.[1]	3,339	778,154
Electronic Arts, Inc.*,1	7,357	777,782
Autodesk, Inc.*,1	7,670	773,289
Texas Instruments, Inc.[1]	10,045	772,762
Intuit, Inc.[1]	5,796	769,767
Intel Corp.[1]	22,757	767,821
Microchip Technology, Inc.[1]	9,734	751,270
Applied Materials, Inc.[1]	18,164	750,355
Seagate Technology plc[1]	19,180	743,225
KLA-Tencor Corp.[1]	7,969	729,243
Skyworks Solutions, Inc.[1]	7,594	728,644
Lam Research Corp.[1]	5,150	728,365
Qorvo, Inc.*,1	10,797	683,666
Total Technology		35,893,974
Energy – 6.6%
Cabot Oil & Gas Corp. — Class A1	35,518	890,791
ONEOK, Inc.[1]	16,434	857,197
Phillips 66[1]	10,213	844,513
Equities Corp.[1]	14,386	842,876
Valero Energy Corp.[1]	12,452	840,012
Williams Companies, Inc.[1]	27,651	837,272
Helmerich & Payne, Inc.[1]	15,255	828,957
Tesoro Corp.[1]	8,854	828,734
Murphy Oil Corp.[1]	32,235	826,183
EOG Resources, Inc.[1]	9,021	816,581
Kinder Morgan, Inc.[1]	42,592	816,063
Range Resources Corp.[1]	35,074	812,665
Chesapeake Energy Corp.*,1	163,512	812,655
Apache Corp.[1]	16,811	805,751

See notes to financial statements.

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Energy – 6.6% (continued)
Exxon Mobil Corp.[1]	9,895	$798,823
Baker Hughes, Inc.[1]	14,634	797,699
Occidental Petroleum Corp.[1]	13,320	797,468
Devon Energy Corp.[1]	24,943	797,428
Concho Resources, Inc.*,1	6,560	797,237
ConocoPhillips[1]	18,131	797,039
Chevron Corp.[1]	7,637	796,768
Noble Energy, Inc.[1]	27,907	789,768
Hess Corp.[1]	17,864	783,694
National Oilwell Varco, Inc.[1]	23,755	782,490
Marathon Petroleum Corp.[1]	14,854	777,310
TechnipFMC plc*,1	28,474	774,493
Halliburton Co.[1]	18,120	773,905
Newfield Exploration Co.*,1	27,034	769,388
Marathon Oil Corp.[1]	64,804	767,927
Anadarko Petroleum Corp.[1]	16,937	767,924
Schlumberger Ltd.[1]	11,663	767,892
Pioneer Natural Resources Co.[1]	4,796	765,346
Cimarex Energy Co.[1]	8,136	764,865
Transocean Ltd.*,1	92,241	759,143
Total Energy		27,286,857
Communications – 6.0%
CBS Corp. — Class B1	13,386	853,768
Expedia, Inc.[1]	5,659	842,909
Interpublic Group of Cos., Inc.[1]	33,762	830,545
TripAdvisor, Inc.*,1	21,682	828,253
Omnicom Group, Inc.[1]	9,971	826,596
Scripps Networks Interactive, Inc. — Class A1	12,093	826,073
Priceline Group, Inc.*,1	441	824,899
Time Warner, Inc.[1]	8,193	822,659
Charter Communications, Inc. — Class A*,1	2,441	822,251
Facebook, Inc. — Class A*,1	5,432	820,123
VeriSign, Inc.*,1	8,802	818,234
Motorola Solutions, Inc.[1]	9,431	818,045
Walt Disney Co.[1]	7,694	817,488
eBay, Inc.*,1	23,258	812,169
Cisco Systems, Inc.[1]	25,906	810,858
Amazon.com, Inc.*,1	831	804,408
F5 Networks, Inc.*,1	6,285	798,572
Juniper Networks, Inc.[1]	28,405	791,931
AT&T, Inc.[1]	20,950	790,444

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Communications – 6.0% (continued)
DISH Network Corp. — Class A*,1	12,498	$784,374
Comcast Corp. — Class A1	19,972	777,310
Verizon Communications, Inc.[1]	17,394	776,816
Level 3 Communications, Inc.*,1	13,031	772,738
Viacom, Inc. — Class B1	22,956	770,633
Symantec Corp.[1]	27,252	769,869
Netflix, Inc.*,1	5,142	768,266
CenturyLink, Inc.[1]	31,125	743,265
News Corp. — Class A1	44,961	615,966
Twenty-First Century Fox, Inc. — Class A1	19,830	561,982
Discovery Communications, Inc. — Class C*,1	18,581	468,427
Alphabet, Inc. — Class A*,1	424	394,184
Alphabet, Inc. — Class C*,1	422	383,484
Discovery Communications, Inc. — Class A*,1	13,146	339,561
Twenty-First Century Fox, Inc. — Class B1	9,179	255,819
News Corp. — Class B1	14,109	199,642
Total Communications		24,942,561
Utilities – 5.4%
NRG Energy, Inc.[1]	48,691	838,460
FirstEnergy Corp.[1]	27,917	814,061
NextEra Energy, Inc.[1]	5,795	812,054
PPL Corp.[1]	20,731	801,461
Exelon Corp.[1]	22,191	800,429
SCANA Corp.[1]	11,942	800,233
CMS Energy Corp.[1]	17,298	800,033
NiSource, Inc.[1]	31,535	799,727
American Water Works Co., Inc.[1]	10,253	799,221
Sempra Energy[1]	7,066	796,692
Duke Energy Corp.[1]	9,480	792,433
Eversource Energy[1]	13,044	791,901
Alliant Energy Corp.[1]	19,696	791,188
WEC Energy Group, Inc.[1]	12,873	790,145
Ameren Corp.[1]	14,437	789,271
Consolidated Edison, Inc.[1]	9,762	788,965
DTE Energy Co.[1]	7,457	788,876
Public Service Enterprise Group, Inc.[1]	18,332	788,459
PG&E Corp.[1]	11,879	788,409
CenterPoint Energy, Inc.[1]	28,777	787,914
Xcel Energy, Inc.[1]	17,163	787,438
Entergy Corp.[1]	10,251	786,969
Pinnacle West Capital Corp.[1]	9,235	786,453
American Electric Power Company, Inc.[1]	11,309	785,636

See notes to financial statements.

28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Shares	Value
COMMON STOCKS† – 98.3% (continued)
Utilities – 5.4% (continued)
Dominion Energy, Inc.[1]	10,251	$785,534
Edison International[1]	9,997	781,665
AES Corp.[1]	69,340	770,367
Southern Co.[1]	16,035	767,756
Total Utilities		22,211,750
Basic Materials – 3.5%
International Paper Co.[1]	14,805	838,111
LyondellBasell Industries N.V. — Class A1	9,925	837,571
CF Industries Holdings, Inc.[1]	29,822	833,823
Eastman Chemical Co.[1]	9,843	826,714
Monsanto Co.[1]	6,915	818,459
PPG Industries, Inc.[1]	7,392	812,824
Sherwin-Williams Co.[1]	2,303	808,261
International Flavors & Fragrances, Inc.[1]	5,923	799,605
Air Products & Chemicals, Inc.[1]	5,572	797,130
Dow Chemical Co.[1]	12,552	791,655
EI du Pont de Nemours & Co.[1]	9,803	791,200
Praxair, Inc.[1]	5,967	790,926
Freeport-McMoRan, Inc.*,1	65,749	789,646
Mosaic Co.[1]	34,566	789,142
Nucor Corp.[1]	13,592	786,569
FMC Corp.[1]	10,606	774,768
Newmont Mining Corp.[1]	23,693	767,416
Albemarle Corp.[1]	7,042	743,213
Total Basic Materials		14,397,033
Diversified – 0.2%
Leucadia National Corp.[1]	32,146	840,939
Total Common Stocks
(Cost $385,115,993)		406,305,968
EXCHANGE-TRADED FUNDS† – 45.2%
SPDR S&P 500 ETF Trust[1,2]	257,938	62,369,408
iShares Russell 2000 Index ETF[1,2]	442,166	62,310,033
PowerShares QQQ Trust Series 1[1,2]	449,769	61,906,205
Total Exchange-Traded Funds
(Cost $174,084,257)		186,585,646

MONEY MARKET FUND† – 3.1%
Dreyfus Treasury Securities Cash Management Fund – Institutional
Class, 0.75%[3]	12,724,654	12,724,654
Total Money Market Fund
(Cost $12,724,654)		12,724,654
Total Investments – 146.6%
(Cost $571,924,904)		$605,616,268

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2017

	Contracts
	(100 shares
	per Contract)	Value
OPTIONS WRITTEN† – (0.6)%
Call options on:
S&P 500 Index Expiring July 2017 with strike price of $2,440.00*	515	$(579,375)
Russell 2000 Index Expiring July 2017 with strike price of $1,425.00*	880	(985,600)
NASDAQ 100 Index Expiring July 2017 with strike price of $5,730.00*	219	(1,012,875)
Total Call options		(2,577,850)
Total Options Written
(Premiums received $4,536,268)		(2,577,850)
Other Assets & Liabilities, net – (46.0)%		(190,085,947)
Total Net Assets – 100.0%		$412,952,471

* Non-income producing security.
† Value determined based on Level 1 inputs — See Note 4.
1 All or a portion of these securities have been physically segregated in connection with borrowings. As of June 30, 2017, the total value of securities segregated was $320,649,849.
2 Security represents cover for outstanding written options.
3 Rate indicated is the 7-day yield as of June 30, 2017.
plc Public Limited Company

REIT Real Estate Investment Trust
See Sector Classification in Supplemental Information section.
The following table summarizes the inputs used to value the Fund's investments at June 30, 2017 (See Note 4 in the Notes to Financial Statements):
Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$406,305,968	$—	$—	$406,305,968
Exchange-Traded Funds	186,585,646	—	—	186,585,646
Money Market Fund	12,724,654	—	—	12,724,654
Total Assets	$605,616,268	$—	$—	$605,616,268

Investments in Securities (Liabilities)	Level 1	Level 2	Level 3	Total
Options Written	$2,577,850	$—	$—	$2,577,850

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended June 30, 2017, there were no transfers between levels.
See notes to financial statements.

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2017

ASSETS:
Investments, at value (cost $571,924,904)	$605,616,268
Cash	53,938
Receivables:
Dividends	947,132
Investments sold	505,436
Tax reclaims	3,523
Total assets	607,126,297
LIABILITIES:
Borrowings	189,000,000
Options written, at value (Premiums received of $4,536,268)	2,577,850
Interest payable on borrowings	330,338
Payable for:
Investments purchased	1,404,038
Investment advisory fees	399,630
Merger fees	217,046
Other liabilities	244,924
Total liabilities	194,173,826
NET ASSETS	$412,952,471
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share;
unlimited number of shares authorized,
48,036,872 shares issued and outstanding	$480,369
Additional paid-in capital	401,294,003
Distributions in excess of net investment income	(25,406,554)
Accumulated net realized gain on investments	934,871
Net unrealized appreciation on investments	35,649,782
NET ASSETS	$412,952,471
Net asset value	$8.60

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

STATEMENT OF OPERATIONS (Unaudited)	June 30, 2017
For the Six Months Ended June 30, 2017

INVESTMENT INCOME:
Dividends	$5,139,921
Interest	26,714
Miscellaneous income	4,576
Total investment income	5,171,211
EXPENSES:
Investment advisory fees	2,684,398
Interest expense	1,627,483
Merger fees	978,000
Professional fees	112,477
Trustees' fees and expenses*	110,988
Fund accounting fees	79,794
Administration fees	75,871
Printing fees	66,162
Registration and listing fees	57,779
Custodian fees	33,147
Transfer agent fees	21,981
Insurance	13,235
Other expenses	1,671
Total expenses	5,862,986
Less:
Expenses waived by advisor	(75,445)
Net expenses	5,787,541
Net investment loss	(616,330)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,976,906
Options written	(20,192,206)
Net realized gain	9,784,700
Net change in unrealized appreciation (depreciation) on:
Investments	34,675,399
Options written	1,434,767
Net change in unrealized appreciation (depreciation)	36,110,166
Net realized and unrealized gain	45,894,866
Net increase in net assets resulting from operations	$45,278,536
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2017

	Period Ended	Year Ended
	June 30, 2017	December 31,
	(Unaudited)	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(616,330)	$1,229,613
Net realized gain on investments	9,784,700	8,279,855
Net change in unrealized appreciation (depreciation)
on investments	36,110,166	8,365,313
Net increase in net assets resulting from operations	45,278,536	17,874,781
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(24,790,224)	(8,992,978)
Return of capital	—	(9,321,247)
Total distributions to shareholders	(24,790,224)	(18,314,225)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares due to merger	233,234,875 [a]	—
Net increase in net assets resulting from shareholder transactions	233,234,875	—
Net increase (decrease) in net assets	253,723,187	(439,444)
NET ASSETS:
Beginning of period	159,229,284	159,668,728
End of period	$412,952,471	$159,229,284
Distributions in excess of net investment income at end of period	$(25,406,554)	$—
[a] Fund merger – See Note 8.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 33

STATEMENT OF CASH FLOWS (Unaudited)	June 30, 2017
For the Six Months Ended June 30, 2017

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$45,278,536
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(34,675,399)
Net change in unrealized (appreciation) depreciation on options written	(1,434,767)
Net realized gain on investments	(29,976,906)
Net realized loss on options written	20,192,206
Premiums received on options written	114,625,245
Cost of closed options written	(136,304,275)
Purchase of long-term investments	(412,202,830)
Proceeds from sale of long-term investments	433,284,742
Net purchase of short-term investments	(12,724,654)
Corporate actions and other payments	587,139
Decrease in dividends receivable*	242,151
Increase in investments sold receivable	(505,436)
Decrease in other assets*	4,068
Increase in investments purchased payable	1,404,038
Increase in interest payable on borrowings*	136,379
Increase in investment advisory fees payable*	94,938
Decrease in merger fees payable*	(475,954)
Decrease in trustees’ fees and expenses payable*	(15,541)
Decrease in other liabilities*	(115,031)
Net Cash Used in Operating and Investing Activities	$(12,581,351)
Cash Flows From Financing Activities:
Distributions to common shareholders	(24,790,224)
Proceeds from borrowings	34,500,000
Payments made on borrowings	(10,000,000)
Net Cash Used in Financing Activities	(290,224)
Net decrease in cash	(12,871,575)
Cash at Beginning of Period (including restricted cash)	4,965,448
Cash Acquired in Connection with the Merger	7,960,065
Cash at End of Period	$53,938
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,392,243
Fair value of investments acquired through merger	$310,476,548
* Includes assets and liabilities acquired in merger.

See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	June 30, 2017

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
	Period
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$8.35		$8.37	$9.19	$9.47	$8.93	$9.27
Income from investment operations:
Net investment income (loss)(a)	(0.02)		0.06	0.06	(0.06)	(0.05)	(0.11)
Net gain on investments (realized and unrealized)	0.75		0.88	0.08	0.74	1.55	0.73
Total from investment operations	0.73		0.94	0.14	0.68	1.50	0.62
Less distributions from:
Net investment income	(0.48)		(0.47)	(0.53)	(0.96)	(0.69)	(0.96)
Return of capital	—		(0.49)	(0.43)	—	(0.27)	—
Total distributions to shareholders	(0.48)		(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$8.60		$8.35	$8.37	$9.19	$9.47	$8.93
Market value, end of period	$8.27		$8.00	$7.68	$8.64	$8.85	$8.20
Total Return(b)
Net asset value	8.81%		11.87%	1.71%	7.36%	17.60%	6.60%
Market value	9.52%		17.86%	0.28%	8.47%	20.27%	11.52%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$412,952		$159,229	$159,669	$175,241	$180,499	$170,253
Ratio to average net assets of:
Net investment income (loss), including interest expense(f)	(0.24	)%(h)	0.78%	0.69%	(0.69)%	(0.52)%	(1.13)%
Total expenses, including interest expense(f)	2.90	%(h)	2.16%	2.03%	1.83%	1.74%	1.87%
Net expenses, including interest expense(c)(d)(g)	2.88	%(h)	2.01%	1.88%	1.69%	1.61%	1.73%
Portfolio turnover rate	93%		143%	358%	664%	610%	705%

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued	June 30, 2017

	Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$189,000	$72,000	$80,000	$85,000	$62,500	$62,000
Asset Coverage per $1,000 of indebtedness(e)	$3,185	$3,212	$2,996	$3,062	$3,888	$3,746

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Excluding interest expense, the net expense ratios for the six months ended June 30, 2017 and the years ended December 31 would be:

June 30, 2017	2016	2015	2014	2013	2012
1.91%(g)(h)	1.46%	1.44%	1.35%	1.31%	1.38%

(d)	Net expense information reflects the expense ratios after expense waivers.
(e)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Excluding interest and merger expense, the net expense ratio for the six-months ended June 30, 2017 would be 1.64% - See Note 8.
(h)	Annualized.
See notes to financial statements.

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2017

1. Organization and Significant Accounting Policies
Organization
Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) was organized as a Massachusetts business trust on December 3, 2004 and as of March 20, 2017, it redomiciled to a Delaware statutory trust. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The net asset value per share (“NAV”) of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.
A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

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Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sales price.
Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost provided such amount approximates market value.
Exchange-traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter ("OTC") options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Advisor”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
B. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

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C. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2017, if any, are disclosed in the Fund’s statement of assets and liabilities.
D. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
E. The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2017

The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the June 30, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
F. Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
2. Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.

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Options Purchased and Written
The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The following table represents the Fund’s use and volume of call options purchased on a quarterly basis:
Average Number of
Use	Contracts
Hedge, Higher Investment Returns	1,647

The following table represents the Fund’s use and activity of written options for period ended June 30, 2017:
Written Call Options
	Number of	Premiums
	Contracts	Received
Balance at December 31, 2016	663	$2,006,416
Options written	34,415	97,022,696
Options terminated in closing purchase transactions	(33,464)	(94,492,844)
Balance at June 30, 2017	1,614	$4,536,268

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2017

The following table represents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2017.
Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Risk	N/A	$—	Options written, at value	$2,577,850

The following table represents the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017.

Effect of Derivative Instruments on the Statement of Operations

	Amount of Net Realized	Net Change in Unrealized
	Loss on Derivatives	Appreciation on Derivatives
Primary Risk Exposure	Options Written	Options Written
Equity Risk	$ (20,192,206)	$ 1,434,767

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
3. Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM, under supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Prior to March 20, 2017, GFIA received an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund had contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund paid to the Adviser an investment advisory fee at an annual rate equal to 0.90% of

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the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund was an affiliate of GFIA, GFIA had agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund paid to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Advisor pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC ("MUIS") acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash.
The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
4. Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2017

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
5. Securities Transactions
For the period ended June 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and options written, were as follows:
Purchases	Sales
$ 412,202,830	$ 433,284,742

6. Borrowings
The Fund has entered into a $90,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. Effective March 20, 2017, in connection with the merger of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM the committed credit facility agreement was amended to a $250,000,000 maximum commitment amount. As of June 30, 2017, there was $189,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended June 30, 2017, was $139,146,409 with a related average interest rate of 1.69%. The maximum amount outstanding during the period was $192,000,000. As of June 30, 2017, the market value of the securities segregated as collateral is $320,649,849.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

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There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
7. Federal Income Taxes
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
At June 30, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:
	Tax	Tax	Net
	Unrealized	Unrealized	Unrealized
Tax Cost	Gain	Loss	Gain
$573,767,312	$52,729,199	$(20,880,243)	$31,848,956

8. Mergers
On March 20, 2017, the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM (the “Acquiring Fund”) were completed.
In the mergers, common shareholders of GGE and GEQ, respectively, received newly-issued GPM common shares in tax-free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of GGE and/or GEQ common shares, as applicable, as determined at the close of business on March 17, 2017. Fractional GPM shares were not issued in the mergers and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the mergers are as follows:
Fund	NAV/Share ($)	Conversion Ratio
Guggenheim Enhanced Equity Income Fund (GPM)	$8.66	N/A
Guggenheim Enhanced Equity Strategy Fund (GGE)	$18.48	2.13281431
Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ)	$18.08	2.08664173

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2017

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the mergers, were as follows:
	GGE	GEQ
Cost of investments	$121,669,095	$188,807,453
Fair value of investments	$130,828,118	$210,485,337
Net unrealized appreciation (depreciation) on investments	$9,159,023	$21,677,884
Premiums received on options written	$1,304,980	$1,929,961
Fair value of options written	$(1,298,880)	$(3,937,592)
Net unrealized appreciation (depreciation) on options written	$6,100	$(2,007,631)

Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the mergers were as follows:
Target Funds – Prior to Mergers	GGE	GEQ
Common shares outstanding	4,993,991	8,774,050
Net assets applicable to common shares	$92,287,483	$158,630,218
NAV per common share	$18.48	$18.08

Acquiring Fund – Prior to Mergers		GPM
Common shares outstanding		19,077,318
Net assets applicable to common shares		$165,294,286
NAV per common share		$8.66

Acquiring Fund – Post Mergers		GPM
Common shares outstanding		48,036,872
Net assets applicable to common shares		$415,449,312
NAV per common share		$8.65

Cost and Expenses
In connection with the mergers, the Target Funds and the Acquiring Fund incurred certain associated costs and expenses. Such amounts are shown on the Statement of Assets and Liabilities and on the Statement of Operations as “Merger fees”. Costs specific to one or each of the Funds were expensed to such Fund as incurred. With respect to any expenses incurred in connection with the Mergers that were not attributable to a specific Fund, such expenses were allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Mergers. Of the estimated total costs of the Mergers, approximately $350,000 was borne by GGE, $343,000 was borne by GEQ and $245,000 was borne by GPM. In addition, GPM also bore the costs related to its redomestication, which were approximately $40,000.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2017

Pro Forma Results of Operations
Assuming the acquisition had been completed on January 1, 2017, the beginning of the fiscal reporting period of GPM, the pro forma results of operations for the period ended June 30, 2017, are as follows:
Acquiring Fund – Pro Forma Results from Operations	GPM
Net investment income (loss)	$(921,242)
Net realized and unrealized gains (losses)	$59,222,116
Change in net assets resulting from operations	$58,300,874

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of GGE and GEQ that have been included in GPM’s Statement of Operations since March 20, 2017.
9. Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 48,036,872 shares issued and outstanding. Transactions in common shares were as follows:
		Year Ended
	Six Months Ended	December 31,
	June 30, 2017	2016
Beginning shares	19,077,318	19,077,318
Shares issued in fund merger	28,959,554	—
Ending shares	48,036,872	19,077,318

10. Subsequent Event
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 47

SUPPLEMENTAL INFORMATION (Unaudited)	June 30, 2017

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.10% for the period ended June 30, 2017.
Federal Income Tax Information
In January 2018, you will be advised on IRS Form 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on May 4, 2017. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	40,292,627	706,543	1,175,217
Donald C. Cacciapaglia	40,278,565	734,485	1,161,337
Donald A. Chubb, Jr.	40,256,690	737,240	1,180,457

The other Trustees of the Fund not up for election in 2017 were Jerry B. Farley, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Maynard F. Oliverius and Ronald E. Toupin, Jr.
Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:
Number of
Name,	Position(s)	Term of Office		Portfolios in
Address* and	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C.	Trustee	Since 2005	Current: Private Investor (2001-present).	96	Current: Trustee, Purpose
Barnes					Investments Funds (2014-
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-		present).
1997); President, Pizza Hut International (1991-1993); Senior Vice
President, Strategic Planning and New Business Development,
PepsiCo, Inc. (1987-1990).
Donald A.	Trustee and	Since 2014	Current: Business broker and manager of commercial real estate,	93	Current: Midland Care, Inc.
Chubb, Jr.	Chairman		Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)	of the
Valuation
Oversight
Committee

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SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2017

Number of
Name,	Position(s)	Term of Office		Portfolios in
Address* and	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	93	Current: Westar Energy,
(1946)	Chairman of				Inc. (2004-present);
	the Audit				CoreFirst Bank & Trust
	Committee				(2000-present).
Roman	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich &	93	Current: Zincore Metals, Inc.
Friedrich III	Chairman		Company (1998-present).		(2009-present).
(1946)	of the
	Contracts		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and
	Review				Silver Corp. (2011-2012).
Committee
Robert B.	Trustee	Since 2011	Current: Consultant (1998-present).	93	Current: GP Natural
Karn III					Resource Partners, LLC
(1942)			Former: Arthur Andersen LLP (1965-1997) and Managing Partner,		(2002- present).
Financial and Economic Consulting, St. Louis office (1987-1997).
Former: Peabody Energy
Company (2003-April 2017)
Ronald A.	Trustee and	Since 2005	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	98	Current: Edward-Elmhurst
Nyberg	Chairman				Healthcare System (2012-
(1953)	of the		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive		present).
	Nominating		Vice President, General Counsel, and Corporate Secretary, Van
	and		Kampen Investments (1982-1999).
Governance
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	93	Current: Fort Hays State
Oliverius					University Foundation (1999-
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		present); Stormont-Vail
Foundation (2013-present);
University of Minnesota
MHA Alumni Philanthropy
Committee (2009-present).

Former: Topeka Community
Foundation (2009-2014).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2017

Number of
Name,	Position(s)	Term of Office		Portfolios in
Address* and	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2005	Current: Portfolio Consultant (2010-present).	95	Former: Bennett Group of
Toupin, Jr.	Chairman of				Funds (2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen
Asset Management (1998-1999); Vice President, Nuveen
Investment Advisory Corp. (1992-1999); Vice President and
Manager, Nuveen Unit Investment Trusts (1991-1999); and
Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.
(1982-1999).
Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund	233	Current: Clear Spring Life
Cacciapaglia***	Chief		Complex (2012-present); Vice Chairman, Guggenheim Investments		Insurance Company (2015-
(1951)	Executive		(2010-present).		present); Guggenheim
	Officer and				Partners Japan, Ltd. (2014-
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-		present); Guggenheim
			2010).		Partners Investment
Management Holdings, LLC
(2014-present); Delaware
Life (2013-present);
Guggenheim Life and
Annuity Company (2011-
present);Paragon Life
Insurance Company of
Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2017.

—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2018.

—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2019.

***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of his position with the Funds' Adviser and/or the parent of the Adviser.

50 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2017

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:
Name,
Address*
and Year	Position(s) held	Term of Office and	Principal Occupations
of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers:
Joanna M.	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior
Catalucci	Officer		Managing Director, Guggenheim Investments (2012-present). AML Officer, certain funds in the
(1966)			Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-
2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC
and certain affiliates (2010-2011).
James M.	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer,
Howley	Treasurer		certain other funds in the Fund Complex (2006-present).
(1972)
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-
(1960)	Treasurer		present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-
present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director,
Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer,
Macquarie Capital Investment Management (2007-2009).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior
(1961)	Officer		Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit
Life Insurance Company and Security Benefit Corporation (2004-2012).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 51

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2017

Name,
Address*
and Year	Position(s) held	Term of Office and	Principal Occupations
of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Mark E.	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
Mathiasen			Guggenheim Investments (2007-present).
(1978)
Glenn	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
McWhinnie	Treasurer
(1969)			Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present);
Megaris	Secretary		Vice President, Guggenheim Investments (2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J.	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain
Nelson	Treasurer		other funds in the Fund Complex (2015-present).
(1979)
Former: Assistant Vice President and Fund Administration Director, State Street Corporation
(2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund
Administration Manager, State Street (2009-2011).
Kimberly J.	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other
Scott	Treasurer		funds in the Fund Complex (2012-present).
(1974)
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant
Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley
Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).

52 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2017

Name,
Address*
and Year	Position(s) held	Term of Office and	Principal Occupations
of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director,
(1979)			Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President,
Morgan Stanley (2002-2009).
John L.	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex
Sullivan	Officer, Chief		(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
(1955)	Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund
	Treasurer		complex (2004-2010); Managing Director and Head of Fund Accounting and Administration,
Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
(1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 53

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2017

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

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DIVIDEND REINVESTMENT PLAN (Unaudited) continued	June 30, 2017

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 55

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM)	June 30, 2017

Guggenheim Enhanced Equity Income Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.
Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2017

The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
In evaluating the Contract Review Materials, and considering recent developments relevant to the Fund for the 2017 contract review process, the Committee took into account the March 20, 2017 completion of the mergers of Guggenheim Enhanced Equity Strategy Fund (“GGE”) and Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ” and together with GGE, the “Target Funds”) with and into the Fund, pursuant to which common shareholders of GGE and GEQ, respectively, received newly-issued common shares of the Fund in tax-free reorganizations (the “Mergers”).
Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 57

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2017

The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry, and issues germane to closed-end funds in particular, and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.
In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered Guggenheim’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and fund accounting services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on August 25, 2005. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the five-year, three-year and one-year periods ended

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2017

December 31, 2016, noting that prior to June 22, 2010, the Fund employed a different strategy and investment sub-adviser.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) are sector, country or narrowly focused; and (ii) do not invest substantially all of their assets in U.S. large-capitalization stocks. The peer group of funds consists of 15 other U.S. equity covered called funds, with 10 of the 15 peers being products of two large fund families. In assessing the peer group constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered Guggenheim’s statement that there are challenges associated with developing relevant peer groups for the Fund given the uniqueness of its investment strategies.
The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser.
In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2016, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2016 and annualized for the three-year and since-inception periods ended December 31, 2016.
Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub- Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee noted that the Fund’s contractual advisory fee was below the peer group median (ranking in the 27th percentile). The Committee also noted that although the total net expense ratio (excluding interest expense) was above the peer group median (ranking in the 93rd percentile), only one of the 15 other funds within the peer group of funds employs leverage. In this connection, the Committee took into account additional expense ratio comparisons provided in the FUSE report, including the total net expense ratio, as a percentage of average managed assets for the latest fiscal year, after waivers and excluding interest (leverage) expenses for the Fund and each of its peer group constituent funds. The Committee noted that, when presented in this manner, the Fund’s total net expense ratio (which reflects the Adviser’s agreement to waive 10 basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund) was below both the peer group average and median. With respect to the contractual fee waiver, the Committee noted that effective March 20,

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2017

2017, in connection with the completion of the Mergers, the contractual fee waiver was eliminated and, instead, the contractual advisory fee was reduced by 10 basis points.
The Committee also noted that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted further steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Fund for providing certain administrative and fund accounting services. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.

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ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2017

The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services currently provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time, noting that prior to June 22, 2010, the Fund employed a different strategy and investment sub-adviser. Although the Fund underperformed the median return of its peer group of funds on a net asset value basis for the five-year period ended December 31, 2016 (ranking in the 73rd percentile), the returns for the three-year and one-year periods ended December 31, 2016 (ranking in the 7th percentile for both periods) exceeded the median return of its peer group of funds. In evaluating the Fund’s performance, the Committee also considered Guggenheim’s statement that performance in 2016 exceeded that of the S&P 500 Index, the Fund’s benchmark, and ranked toward the top of its peer group, reflecting the investment strategy enhancements adopted in mid-2015 to seek more stability in relative returns.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statements that relative to peer strategies, the Fund has tended to have lower tracking error over the past one-year and three-year periods, but higher total

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 61

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2017

volatility and beta to the S&P 500 Index, reflecting the investment strategy’s target of a risk profile consistent with the Index.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance supported renewal of the Sub-Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate with respect to the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement —Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

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GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 63

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GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 65

FUND INFORMATION	June 30, 2017

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Donald C. Cacciapaglia*	Advisors, LLC
Donald A. Chubb, Jr.	Chicago, IL
Jerry B. Farley
Roman Friedrich III	Investment Sub-Adviser
Robert B. Karn III	Guggenheim Partners Investment
Ronald A. Nyberg	Management, LLC
Maynard F. Oliverius	Santa Monica, CA
Ronald E. Toupin, Jr.,
Chairman	Accounting Agent and Administrator
MUFG Investor Services (US), LLC
* Trustee is an “interested person” (as defined	Rockville, MD
in section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because	Custodian
of his position as the President and CEO of	The Bank of New York Mellon
the Investment Adviser and the Investment	New York, NY
Sub-Adviser.
Legal Counsel
Principal Executive Officers	Skadden, Arps, Slate, Meagher
Donald C. Cacciapaglia	& Flom LLP
President and Chief Executive Officer	New York, NY

Joanna M. Catalucci	Independent Registered Public
Chief Compliance Officer	Accounting Firm
Ernst & Young LLP
Amy J. Lee	Tysons, VA
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

66 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	June 30, 2017

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 67

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(08/17)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GPM-SAR-0617

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
        (a) Not applicable for a semi-annual reporting period.
(b) As of March 20, 2017, Scott Hammond and Scott Barker have each been added as a Portfolio Manager of the registrant. Please see Scott Hammond and Scott Barker’s information below as required by paragraphs (a)(1) - (a)(4) of this Item 8.
(a)(1)  Guggenheim Partners Investment Management, LLC (“Guggenheim”) serves as the investment sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

Scott Hammond and Scott Barker share primary responsibility with Farhan Sharaff, Jayson Flowers, Qi Yan and Daniel Cheeseman for the management of the registrant’s portfolio and their information is provided as of June 30, 2017:

Name	Since	Professional Experience During the Last Five Years

Scott Hammond – Managing Director	2017	Guggenheim Partners Investment Management, LLC. Managing Director – Managing Director 2012 to Present
Scott Barker – Director	2017	Guggenheim Partners Investment Management, LLC - Director 2015 to Present; Guggenheim Partners Investment Management, LLC – Vice President 2012 to 2015.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following table summarizes information regarding each of the other accounts managed by Scott Hammond and Scott Barker as of June 30, 2017:

Scott Hammond:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	21	$3,151,608,359	0	$0
Other pooled investment vehicles	1	$15,610,032	0	$-0-
Other accounts	3	$62,777,679	0	$-0-

Scott Barker:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$602,853,016	0	$0
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by Scott Hammond and Scott Barker as of June 30, 2017:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Scott Hammond	None
Scott Barker	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3) Not applicable.
(b)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Enhanced Equity Income Fund
By:        /s/ Amy J. Lee
Name:   Amy J. Lee
Title:     Vice President
Date:     September 8, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Amy J. Lee
Name:   Amy J. Lee
Title:     Vice President
Date:     September 8, 2017
By:        /s/ John L. Sullivan
Name:   John L. Sullivan
Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     September 8, 2017